Exhibit 4.19

Exhibit 4.19

Execution Version

MASTER EXCLUSIVE SERVICE AGREEMENT

“ ”2014 9 19

This Master Exclusive Service Agreement (this “Agreement”) is entered into as of September 19, 2014 by and among the following parties:

(1) “ ” “ ”;

Beijing Pioneer Technology Co., Ltd. ( ) (the “WFOE”), a wholly foreign-owned enterprise registered in Beijing under the laws of the People’s Republic of China (“PRC”);

(2) “ ”

Beijing New Oriental Education & Technology (Group) Co., Ltd. ( ) (“New Oriental China”), a domestic company registered in Beijing under the PRC laws; and

“ ” “ ”

(The WFOE and New Oriental China are hereinafter altogether referred to as the “Parties” and individually, as a “Party.”)

RECITALS

WHEREAS, Parties intend to utilize their respective expertise and resources to further promote their existing business and expand their market share; and

1 “ ”

WHEREAS, the WFOE, together with its affiliates, intends to provide certain services to New Oriental China and its schools and subsidiaries as listed in Schedule 1 hereof and schools and/or subsidiaries form anytime and from time to time hereafter (“New Oriental Schools and Subsidiaries”); and New Oriental China and New Oriental Schools and Subsidiaries agree to accept such services only from the WFOE and affiliates.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parties hereby agree as follows:

AGREEMENT

1. Provision of Services

1.1 “ ”2

In accordance with the terms and conditions set forth in this Agreement, New Oriental China and New Oriental Schools and Subsidiaries (New Oriental China and New Oriental Schools and Subsidiaries collectively, the “Service Receiving Parties”) hereby irrevocably appoint and designate the WFOE as their exclusive service provider to provide the technical and business support services as set forth in Schedule 2.

1.2

During the term of this Agreement, Service Receiving Parties shall not, without the WFOE’s written consent, directly and indirectly, obtain the same or similar services as provided under this Agreement from any third party, or enter into any similar service agreement with any third party other than the Service Providers designated by the WFOE.

2. WFOE’s Power to Designate Service Provider; Statement of Work

2.1 “ ”

The WFOE has the right to designate and appoint, at its sole discretion, any entities affiliated with the WFOE to provide any and all service set forth in Section 1 hereof. Without limiting the generality of the foregoing, the WFOE hereby designates and appoints Beijing Hewstone

Technology Co., Ltd., Beijing Decision Education & Consulting Co., Ltd., Shanghai Smart Words Software Technology Co., Ltd., Beijing Smart Wood Software Technology Co., Ltd., Beijing Right Time Technology Co., Ltd., Beijing Joy Tend Technology Co., Ltd., Beijing Magnificence Technology Co., Ltd. and Beijing Top Technology Co., Ltd. and their respective subsidiaries as additional service providers (together with the WFOE, the “Service Providers”) to provide service set forth in Section 1 hereof.

2.2 “ ” 2

Service Providers shall determine the specific contents of services within the scope listed in Schedule 2 with the Service Receiving Parties in one or more separate service agreements (each, a “Service Agreement”).

2.3 3 “ ”

Parties agree that the various service agreements the WFOE or its affiliates have entered into with Service Receiving Parties (the “Existing Service Agreements”) as set forth in Schedule 3 shall remain effective according to their terms; provided, however, in case of any conflict between this Agreement and any of the Existing Service Agreements, the terms and conditions under this Agreement shall prevail.

3. Service Fee and Payment

3.1 2

The WFOE shall have the right to determine, at its reasonable discretion, the service fee and proper payment manners for Service Receiving Parties. The calculation and payment manners of the service fee are stipulated in Schedule 2 of the Agreement.

3.2 10

If the WFOE, in its reasonable discretion, determines that the fee calculation mechanism specified shall no longer apply for any reasons at any time or from time to time during the term of this Agreement, the WFOE shall have the rights to adjust the fee by giving a 10-day written notice to Service Receiving Parties.

4. Intellectual Property Rights

4.1

Any intellectual properties developed by performance of this Agreement, including but not limited to copyrights, patents, knowhow and trade secrets, belong to Service Providers, and Service Receiving Parties shall enjoy no rights other than those expressly provided herein.

4.2

If a development is based on the intellectual properties owned by Service Receiving Parties, Service Receiving Parties shall warrant and guarantee that such intellectual properties are flawless. Otherwise, Service Receiving Parties shall bear all damages and losses caused to Service Providers by any flaw of such intellectual properties. If the Service Providers are to bear any liabilities to any third party thus caused, it has the right to recover all of its losses from Service Receiving Parties.

4.3

The Parties agree that this section shall survive the termination or expiration of this Agreement.

5. WFOE’s Financial Support

5.1

To ensure that the cash flow requirements with regard to the business operations of Service Receiving Parties are met and/or to set off loss accrued during such operations, the WFOE agrees that it shall, to the extent permissible under PRC law, through itself or its designated person, provide financial support to Service Receiving Parties. The WFOE’s financing support for Service Receiving Parties may take the form of bank entrusted loans or borrowings.

6. Representations and Warranties

6.1

The WFOE hereby represents and warrants as follows:

(a)

It is a wholly foreign-owned enterprise duly incorporated and validly existing under PRC law;

(b) Its execution and performance of this Agreement are within WFOE’s corporate power and business scope. It has taken necessary corporate actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies. The execution and performance of this Agreement by the WFOE do not violate the laws and contracts binding upon the WFOE; and

(c)

Upon execution, this Agreement will constitute a legal, valid and binding obligation of the WFOE enforceable against the WFOE in accordance with its terms.

6.2

Each of Service Receiving Parties, separately and jointly, represent and warrant as follows:

(a)

It is an legal person duly incorporated and validly existing under PRC law;

(b)

Its execution and performance of this Agreement are within its entity power and business scope. It has taken necessary entity actions and obtained appropriate authorizations, and has obtained the necessary consents or approvals from other third parties or government agencies. Its execution and performance of this Agreement do not violate the laws and contracts binding upon it; and

(c)

Upon execution, this Agreement will constitute a legal, valid and binding obligation of Service Receiving Parties enforceable against them in accordance with its terms.

7. Confidentiality

7.1 “ ”

Service Receiving Parties agree to take all reasonable steps to protect and maintain the confidentiality of the confidential data and information received by Service Receiving Parties in connection with the performance of this Agreement (collectively, the “Confidential Information”). Service Receiving Parties shall not disclose, give or transfer any Confidential Information to any third party without WFOE’s prior written consent. Upon termination of this Agreement, Service Receiving Parties shall, at WFOE’s request, return or destroy any and all documents, information or software containing any of such Confidential Information to WFOE, and delete all of such Confidential Information from any memory devices, and cease to use such Confidential Information.

7.2 (a) (b) (c)

Each Party shall maintain the confidentiality of all Confidential Information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any Confidential Information by the staff members or agency hired by any Party shall be deemed disclosure of such Confidential Information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8. Effective Date and Term

8.1

This Agreement shall be signed and take effect as of the date first set forth above.

8.2 10 (10)30

The term of this Agreement is ten (10) years and shall be automatically extended for successive ten (10) years unless terminated as provided herein. Notwithstanding the foregoing provisions, the WFOE may terminate this Agreement at any time with a written notice to New

Oriental China given thirty (30) days in advance. None of Service Receiving Parties can terminate this Agreement.

8.3

During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for renewal of its operation term is not approved by relevant government authorities.

9. Governing Law

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

10.	Dispute Resolution

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the WFOE and New Oriental China, or New Oriental China on behalf of New Oriental Schools and Subsidiaries in good faith through negotiations. In case no resolution can be reached by the WFOE and New Oriental China, such dispute shall be submitted to Beijing Arbitration Commission for arbitration in accordance with its rules of arbitration in effect at the time of applying for arbitration and the place of arbitration shall be in Beijing. The language of the proceedings shall be Chinese. The arbitral award is final and binding upon all Parties.

11.	Notices

11.1

For purpose of the Notices hereunder, New Oriental China will give or receive the relevant notice on behalf New Oriental Schools and Subsidiaries where applicable. The WFOE’s notice being given to New Oriental China shall be deemed being given to Service Receiving Parties.

11.2 (a) (b)10 (c)

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English or Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.

11.3

For the purpose of notices, the addresses of the Parties are as follows:

Beijing Pioneer Technology Co., Ltd. 3 B 315 Address: Room 315, Tower B, No. 3 Danleng Street, Haidian District, Beijing Attn: Xiang Wang (86-10)60908208 Phone: (86-10)60908208

Beijing New Oriental Education & Technology (Group) Co., Ltd. 6 9 Address: No. 6 Haidian Mid Street, Haidian District, Beijing Attn: Rui Guan (86-10) 60908112 Phone: (86-10) 60908112

12.	New Oriental Schools and Subsidiaries

12.1 4

New Oriental China shall procure New Oriental Schools and Subsidiaries and any new schools or subsidiaries established, formed or incorporated after the date of this Agreement to execute a Joinder Agreement in a form attached as Schedule 4 so that such existing or new schools or subsidiaries shall become parties to this Agreement. Before any New Oriental Schools and Subsidiaries execute the Joinder Agreement, New Oriental China shall guarantee, undertake and procure such New Oriental Schools and Subsidiaries to comply all terms and conditions of this Agreement.

12.2

A person or entity who has entered into a Joinder Agreement pursuant to this Agreement shall have the benefit of and be subject to the burden of all the provisions of this Agreement as if he were party to it in the capacity designated in the Joinder Agreement, and this Agreement shall be interpreted accordingly.

13.	Assignment

13.1

Service Receiving Parties shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.

13.2

Service Receiving Parties hereby agree that the WFOE may assign its rights and obligations under this Agreement as the WFOE may decide at its sole discretion, only be subject to a written notice to New Oriental China.

14. Severability

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

15. Amendment or Supplement

Any amendment or supplement to this Agreement shall be made by Parties in writing. The amendments or supplements duly executed by each party shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

16. Counterparts

This Agreement shall be executed in two originals by all Parties, with the WFOE and New Oriental China holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

17. Languages

This Agreement is written in English and Chinese. Both language versions shall have the equal validity. In case of any discrepancy between the English version and the Chinese version, the English version shall prevail.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

Beijing Pioneer Technology Co., Ltd.

Authorized Representative:

Signature: /s/ Authorized Representative

Seal: /s/ Company Seal

Beijing New Oriental Education & Technology (Group) Co., Ltd.

Authorized Representative:

Signature: /s/ Authorized Representative

Seal: /s/ Company Seal

SCHEDULE 1
附件 1

List of New Oriental Schools and Subsidiaries
新东方学校及子公司清单

1. 学校 Schools

序号 No.	学校英文名称 English Name of Schools	学校中文名称 Chinese Name of Schools
1.	Beijing Haidian District Privately-Funded New Oriental School	北京市海淀区私立新东方学校
2.	Beijing Changping New Oriental Foreign Language School	北京昌平新东方外国语学校
3.	Shanghai Yangpu District New Oriental Advanced Study School	上海杨浦区新东方进修学校
4.	Guangzhou Haizhu District Privately-Funded New Oriental Training School	广州市海珠区私立新东方培训学校
5.	Guangzhou Panyu Privately-Funded New Oriental Training Center	广州市番禺私立新东方教育培训中心
6.	Guangzhou New Oriental Training School	广州市新东方培训学校
7.	Wuhan New Oriental Training School	武汉新东方培训学校
8.	Tianjin New Oriental Training School	天津新东方培训学校
9.	Xi'an Yanta District New Oriental Training School	西安市雁塔区新东方培训学校
10.	Nanjing Gulou New Oriental Advanced Study School	南京鼓楼新东方进修学校
11.	Shenzhen New Oriental Training School	深圳新东方培训学校
12.	Shenyang New Oriental Foreign Language Training School	沈阳新东方外语培训学校
13.	Chongqing New Oriental Training School	重庆新东方培训学校
14.	Chengdu New Oriental School	成都新东方学校
15.	Xiangyang New Oriental Training School	襄阳新东方培训学校
16.	Harbin Nangang District New Oriental Training School	哈尔滨市南岗区新东方培训学校
17.	Changsha Furong District New Oriental Training School	长沙市芙蓉区新东方培训学校
18.	Taiyuan New Oriental Training School	太原新东方培训学校
19.	Jinan New Oriental School	济南新东方学校
20.	Hangzhou New Oriental School	杭州新东方进修学校
21.	Fuyang New Oriental Training School	富阳市新东方培训学校
22.	Changchun New Oriental Training School	长春市新东方培训学校
23.	Zhengzhou New Oriental Training School	郑州新东方培训学校
24.	Foshan New Oriental Training School	佛山市新东方培训学校
25.	Suzhou New Oriental School	苏州新东方学校
26.	Shijiazhuang New Oriental School	石家庄新东方学校
27.	Hefei New Oriental Foreign Language Training School	合肥新东方外语培训学校

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序号 No.	学校英文名称 English Name of Schools	学校中文名称 Chinese Name of Schools
28.	Fuzhou Gulou District New Oriental Training school	福州市鼓楼区新东方培训学校
29.	Yunnan New Oriental Training School	云南新东方培训学校
30.	Anshan New Oriental Training School	鞍山市新东方培训学校
31.	Zhuzhou New Oriental Training School	株洲市新东方培训学校
32.	Yichang Xiling District New Oriental School	宜昌市西陵区新东方学校
33.	Wuxi New Oriental Advanced Study School	无锡新东方进修学校
34.	Jingzhou New Oriental School	荆州市新东方培训学校
35.	Nanchang Donghu District New Oriental Language School	南昌市东湖区新东方语言学校
36.	Dalian New Oriental Training School	大连新东方培训学校
37.	Huangshi New Oriental Training School	黄石市新东方培训学校
38.	Ningbo New Oriental School	宁波新东方学校
39.	Lanzhou Chengguan District New Oriental School	兰州市城关区新东方学校
40.	Xiamen Siming District New Oriental Education Training School	厦门市思明区新东方教育培训学校
41.	Qingdao New Oriental Language Training School	青岛新东方教育培训学校
42.	Nanning New Oriental Education Training School	南宁市新东方教育培训学校
43.	Changchun Tongwen Senior High School	长春市新东方同文高中
44.	Changchun Tongwen Gaokao Training School	长春市新东方同文高考培训学校
45.	Xuzhou New Oriental Advanced Study School	徐州市新东方进修学校
46.	Xiangtan Yuhu District New Oriental School	湘潭市雨湖区新东方培训学校
47.	Zhenjiang New Oriental Training Center	镇江新东方培训中心
48.	Luoyang New Oriental School	洛阳新东方学校
49.	Nantong Chongchuan District New Oriental School	南通市崇川区新东方培训学校
50.	Jilin Chuanying District New Oriental Taining School	吉林市船营区新东方培训学校
51.	Guiyang Yunyan District New Oriental School	贵阳市云岩区新东方学校
52.	Inner Mongolia Huhhot New Oriental School	内蒙古呼和浩特市新东方培训学校
53.	Tangshan Lubei District New Oriental School	唐山市路北区新东方培训学校
54.	Urumqi New Oriental Training School	乌鲁木齐新东方培训学校
55.	Beijing New Oriental Yangzhou Foreign Language School	北京新东方扬州外国语学校
56.	Shiyan New Oriental School	十堰新东方培训学校
57.	China Management Software Institute	中国管理软件学院

2. 子公司 Subsidiaries

No.	English Name of Subsidiaries	Chinese Name of Subsidiaries

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No.	English Name of Subsidiaries	Chinese Name of Subsidiaries
58.	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	北京新东方大愚文化传播有限公司
59.	Beijing New Oriental Dogwood Advertisement Co., Ltd.	北京新东方大愚广告有限公司
60.	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	北京新东方大愚图书音像有限公司
61.	Shanghai Dogwood Bookstore & Audio-Visual Products Co., Ltd.	上海大愚图书音像有限公司
62.	Guangzhou Dogwood Bookstore & Audio-Visual Products Co., Ltd.	广州大愚图书音像有限公司
63.	Wuhan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	武汉新东方大愚图书音像有限公司
64.	Tianjin Dogwood Bookstore & Audio-Visual Products Co., Ltd.	天津大愚图书音像有限公司
65.	Xi'an New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	西安新东方大愚图书音像有限公司
66.	Nanjing New Oriental Dogwood Bookstore Products Co., Ltd.	南京新东方大愚图书有限公司
67.	Shenyang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	沈阳新东方大愚图书音像有限公司
68.	Chengdu New Oriental Dogwood Bookstore Products Co., Ltd.	成都新东方大愚图书有限公司
69.	Chongqing New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	重庆新东方大愚图书音像有限公司
70.	Harbin New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	哈尔滨新东方大愚图书音像经销有限公司
71.	Changsha New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	长沙新东方大愚图书音像有限公司
72.	Changchun New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	长春新东方大愚图书音像有限公司
73.	Taiyuan New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	太原新东方大愚图书音像有限公司
74.	Hefei Dogwood Bookstore & Audio-Visual Products Co., Ltd.	合肥大愚图书音像有限公司
75.	Fuzhou Gulou District Dogwood Bookstore & Audio-Visual Products Co., Ltd.	福州市鼓楼区大愚图书音像有限公司
76.	Hangzhou Dogwood Bookstore Products Co., Ltd.	杭州大愚图书有限公司
77.	Nanchang Dogwood Bookstore & Audio-Visual Products Co., Ltd.	南昌大愚图书音像有限公司
78.	Kunming Dogwood Bookstore & Audio-Visual Products Co., Ltd.	昆明大愚图书音像有限公司
79.	Dalian New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	大连新东方大愚图书音像有限公司
80.	Jinan Dogwood Bookstore & Audio-Visual Products Co., Ltd.	济南大愚图书音像有限公司

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No.	English Name of Subsidiaries	Chinese Name of Subsidiaries
81.	Lanzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	兰州新东方大愚图书音像有限公司
82.	Shijiazhuang New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	石家庄市新东方大愚图书音像有限公司
83.	Ningbo Haishu New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	宁波海曙新东方大愚图书音像有限公司
84.	Suzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	苏州新东方大愚图书音像有限公司
85.	Qingdao New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	青岛新东方大愚图书音像有限公司
86.	Xuzhou New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	徐州新东方大愚图书音像有限公司
87.	Urumqi Dogwood Bookstore & Audio-Visual Products Co., Ltd.	乌鲁木齐大愚文化图书音像有限公司
88.	Xiamen New Oriental Dogwood Bookstore & Audio-Visual Products Co., Ltd.	厦门新东方大愚图书音像有限公司
89.	Huhhot Dogwood Bookstore & Audio-Visual Products Co., Ltd.	呼和浩特市大愚图书音像有限责任公司
90.	Beijing New Oriental Xuncheng Network Technology Co., Ltd.	北京新东方迅程网络科技有限公司
91.	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	北京新东方前途出国咨询有限公司
92.	Shanghai Vision Overseas Service Company Limited	上海前途出国留学服务有限公司
93.	Shandong New Oriental Vision Overseas Consultancy Co., Ltd.	山东新东方前途出国咨询有限公司
94.	Leci Internet Technology(Beijing) Company Limited	乐词网络科技（北京）有限公司
95.	Beijing Dianshijingwei Technology Company Limited	北京点石经纬科技有限公司

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Schedule 2 2 Contents of Service, Calculation and Payment of the Service Fee

1. Contents of Service

1.1 Providing the following technology development and transfer, technical consulting services:

(a) New Enrollment System,

(b) HS HS Intelligent Learning Progress Management System,

(c) Data-Protected Media Distribution System,

(d) Education Call Center Platform System,

(e) CRM System,

(f) Overseas Study Management System,

(g) Multi-dimensional Thesaurus Management System,

(h) Students Online Service Platform System,

(i) Courses Search Platform System,

(j) DPS IETLS DPS Learning System,

(k) Teaching and Research Materials Compiling System,

(l) Distance Teacher Development System,

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(m) Book Evaluation and Research System, and

(n) Diagnostic and Evaluation of Students’ Learning System;

1.2 Providing occupation and pre-occupation staff training services;

1.3 Providing public relation services;

1.4 Providing market investigation, research and consulting services;

1.5 Providing mid or short-term market development, market plan services;

1.6 Providing human resource management and internal information management;

1.7 Providing network development, updating and daily maintenance;

1.8 Providing sale services of self-produced products;

1.9 Licensing of software and trademark;

1.10 / Selling and authorizing New Oriental China and New Oriental Schools and Subsidiaries to license software, and/or

1.11 Other services determined from time to time by WFOE according to the need of business and capacity of Service Providers.

2. Calculation and Payment of Service Fee

2.1 The fee for the services provided under this Agreement is calculated based on the revenue of a Service Receiving Party and the corresponding operating cost and sales, management and other costs and expenses incurred by the Service Receiving Party, and may be charged in the form of:

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(a) a percentage of the revenue of the Service Receiving Party;

(b) a fixed fee for each new enrollment;

(c) / a fixed license fee for certain software; and/or

(d) other method determined from time to time by WFOE according to the nature of services provided.

2.2

The specific amount of such fee shall be determined by a Service Provider through taking account of the following factors, and a Service Provider shall send New Oriental China or the respective New Oriental School or other parties written confirmation for service fee:

(a) The technical difficulty and complexity of the services provided by the Service Provider;

(b) The time spent by employees of the Service Provider concerning the services;

(c) The contents and commercial value of the services provided by the Service Provider;

(d) The benchmark price of similar services in the market.

3. 10 10 10

A Service Provider will calculate service fee payable on a fixed term basis and send the Service Receiving Party corresponding invoices. The Service Receiving Party shall pay the fee to the bank account designated by the Service Provider within 10 business days after receipt of such invoices, and send a copy of the remittance certificate by facsimile or mail to the Service Provider within 10 business days after payment. The Service Provider shall issue a receipt within 10 business days after receipt of the service fee.

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Schedule 33 List of Existing Service Agreements

NO.

Existing Service Agreement

1 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

2 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou New Oriental Training School

3 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School

4 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xi’an Yanta District New Oriental Training School

5 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

6 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School

7 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chongqing New Oriental Training School

8 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Chengdu New Oriental School

9 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School

10 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Taiyuan New Oriental Training School

11 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Changchun New Oriental Training School

12 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Suzhou New Oriental School

13 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Yunnan New Oriental Training School

14 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Lanzhou Chengguan District New Oriental School Sch-3-1

NO.

Existing Service Agreement

15 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Xiamen Siming District New Oriental Education Training School

16 New Enrollment System Development Service Agreement between Beijing Decision Education & Consulting Co., Ltd. and Jilin Chuanying District New Oriental Training School

17 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

18 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

19 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Tianjin New Oriental Training School

20 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Shenyang New Oriental Foreign Language Training School

21 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Changsha Furong District New Oriental Training School

22 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School

23 Deep Research and Development Service Agreement - Knowledge Management Platform Database System between Beijing Decision Education & Consulting Co., Ltd. and Ningbo New Oriental School

24 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Shenzhen New Oriental Training School

25 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Hefei New Oriental Foreign Language Training School

26 Deep Research and Development Service Agreement - iLearn Online Learning Platform between Beijing Decision Education & Consulting Co., Ltd. and Urumqi New Oriental Training School

27 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School

28 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School

29 Technology Service Agreement – Education Call Center Platform Development V1.0 between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School

30 Technology Service Agreement – Education Call Center Platform Development Sch-3-2

NO.

Existing Service Agreement

V1.0 between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School

31 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School

32 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School

33 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School

34 Technology Service Agreement – New Oriental CRM System Development V1.0 between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School

35 Technology Service Agreement - Overseas Study Consultation Software V1.0 between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

36 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

37 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

38 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Taiyuan New Oriental Training School

39 Technology Service Agreement – Teaching and Research Materials Compiling System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

40 Technology Service Agreement – Distance Teacher Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Wuhan New Oriental Training School

41 Technology Service Agreement – Book Evaluation and Research and Development System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

42 Technology Service Agreement – Diagnostic and Evaluation of Students’ Learning System V1.0 between Beijing Smart Wood Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

43 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

44 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

45 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

46 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Guangzhou New Oriental Training School Sch-3-3

NO.

Existing Service Agreement

47 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Wuhan New Oriental Training School

48 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

49 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

50 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chongqing New Oriental Training School

51 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Chengdu New Oriental School

52 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiangyang New Oriental Training School

53 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

54 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Luoyang New Oriental School

55 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Suzhou New Oriental School

56 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

57 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

58 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

59 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School

60 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Urumqi New Oriental Training School

61 Deep Research and Development Service Agreement – Paper Intelligent Recombination Platform between Beijing Right Time Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

62 Deep Research and Development Service Agreement – Teaching Data Analysis Platform between Beijing Right Time Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

63 Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd. Sch-3-4

NO.

Existing Service Agreement

64 Deep Research and Development Service Agreement – Entering Capacity Evaluation Platform between Beijing Right Time Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited

65 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

66 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

67 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School

68 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

69 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School

70 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School

71 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

72 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School

73 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School

74 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

75 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

76 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

77 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School

78 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

79 Deep Research and Development Service Agreement – Smart Office Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

80 Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd. Sch-3-5

NO.

Existing Service Agreement

81 Deep Research and Development Service Agreement – CMS Website Content Support Platform between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited

82 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

83 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

84 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School

85 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School

86 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School

87 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School

88 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

89 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School

90 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School

91 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jinan New Oriental School

92 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

93 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School

94 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

95 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School

96 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School

97 Deep Research and Development Service Agreement – Intelligent Course Scheduling System between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School Sch-3-6

NO.

Existing Service Agreement

98 Deep Research and Development Service Agreement – Operating Support System between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School

99 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

100 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

101 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

102 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

103 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

104 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuhan New Oriental Training School

105 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Tianjin New Oriental Training School

106 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

107 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

108 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenzhen New Oriental Training School

109 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School

110 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chongqing New Oriental Training School

111 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Chengdu New Oriental School

112 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

113 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changsha Furong District New Oriental Training School

114 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Taiyuan New Oriental Training School

115 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jinan New Oriental School

116 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun New Oriental Training School

117 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

118 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhengzhou New Oriental Training School

119 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Foshan New Oriental Training School

120 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Suzhou New Oriental School

121 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shijiazhuang New Oriental School

122 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School Sch-3-7

NO.

Existing Service Agreement

123 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School

124 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Yunnan New Oriental Training School

125 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Anshan New Oriental Training School

126 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Zhuzhou New Oriental Training School

127 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Wuxi New Oriental Advanced Study School

128 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

129 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Jingzhou New Oriental School

130 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Dalian New Oriental Training School

131 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Ningbo New Oriental School

132 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

133 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

134 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

135 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

136 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

137 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

138 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Qingdao New Oriental Language Training School

139 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited

140 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School

141 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School

142 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School

143 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

144 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)

145 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuhan New Oriental Training School

146 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Tianjin New Oriental Training School Sch-3-8

NO.

Existing Service Agreement

147 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xi’an Yanta District New Oriental Training School

148 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School

149 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenzhen New Oriental Training School

150 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shenyang New Oriental Foreign Language Training School

151 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chongqing New Oriental Training School

152 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Chengdu New Oriental School

153 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Harbin Nangang District New Oriental Training School

154 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changsha Furong District New Oriental Training School

155 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Taiyuan Oriental Training School

156 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jinan New Oriental School

157 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun New Oriental Training School

158 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hangzhou New Oriental Advanced Study School

159 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Zhengzhou New Oriental Training School

160 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Foshan New Oriental Training School

161 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Suzhou New Oriental School

162 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shijiazhuang New Oriental School

163 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Hefei New Oriental Foreign Language Training School

164 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Fuzhou Gulou District New Oriental Training School

165 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Yunnan New Oriental Training School

166 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Anshan New Oriental Training School

167 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Wuxi New Oriental Advanced Study School

168 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Nanchang Donghu District New Oriental Language School

169 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Jingzhou New Oriental School

170 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Dalian New Oriental Training School

171 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Ningbo New Oriental School Sch-3-9

NO.

Existing Service Agreement

172 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Lanzhou Chengguan District New Oriental School

173 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Xiamen Siming District New Oriental Education Training School

174 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Qingdao New Oriental Language Training School

175 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Changchun Tongwen Gaokao Training School

176 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

177 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

178 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

179 Software Sales Agreement between Beijing Pioneer Technology Company Limited and Shanghai Vision Overseas Service Company Limited

180 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing Haidian District Privately-Funded New Oriental School

181 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shanghai Yangpu District New Oriental Advanced Study School

182 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou Haizhu District Privately-Funded New Oriental Training School

183 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

184 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Guangzhou New Oriental Training School (Yuexiu District)

185 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Wuhan New Oriental Training School

186 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Tianjin New Oriental Training School

187 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Xi’an Yanta District New Oriental Training School

188 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Nanjing Gulou New Oriental Advanced Study School

189 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shenzhen New Oriental Training School

190 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shenyang New Oriental Foreign Language Training School

191 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Chongqing New Oriental Training School Sch-3-10

NO.

Existing Service Agreement

192 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Chengdu New Oriental School

193 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Harbin Nangang District New Oriental Training School

194 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Taiyuan New Oriental Training School

195 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Jinan New Oriental School

196 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Changchun New Oriental Training School

197 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Hangzhou New Oriental Advanced Study School

198 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Zhengzhou New Oriental Training School

199 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Suzhou New Oriental School

200 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shijiazhuang New Oriental School

201 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Hefei New Oriental Foreign Language Training School

202 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Fuzhou Gulou District New Oriental Training School

203 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Yunnan New Oriental Training School

204 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Nanchang Donghu District New Oriental Language School

205 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Dalian New Oriental Training School

206 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Ningbo New Oriental School

207 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Lanzhou Chengguan District New Oriental School

208 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Qingdao New Oriental Language Training School

209 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Changchun Tongwen Gaokao Training School

210 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Jilin Chuanying District New Oriental Training School

211 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Dogwood Cultural Sch-3-11

NO.

Existing Service Agreement

Communications Co., Ltd.

212 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

213 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

214 Software Sales Agreement between Shanghai Smart Words Software Technology Company Limited and Shanghai Vision Overseas Service Company Limited

215 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

216 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

217 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

218 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

219 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

220 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Wuhan New Oriental Training School

221 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Tianjin New Oriental Training School

222 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

223 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

224 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenzhen New Oriental Training School

225 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School

226 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chongqing New Oriental Training School

227 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Chengdu New Oriental School

228 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

229 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School

230 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Taiyuan New Oriental Training School

231 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jinan New Oriental School

232 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun New Oriental Training School

233 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School Sch-3-12

NO.

Existing Service Agreement

234 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Zhengzhou New Oriental Training School

235 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Foshan New Oriental Training School

236 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Suzhou New Oriental School

237 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Shijiazhuang New Oriental School

238 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

239 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School

240 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Yunnan New Oriental Training School

241 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

242 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Dalian New Oriental Training School

243 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Ningbo New Oriental School

244 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

245 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

246 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Qingdao New Oriental Language Training School

247 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

248 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School

249 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

250 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

251 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

252 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing Haidian District Privately-Funded New Oriental School

253 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

254 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

255 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

256 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

257 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Wuhan New Oriental Training School Sch-3-13

NO.

Existing Service Agreement

258 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Tianjin New Oriental Training School

259 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

260 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

261 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenzhen New Oriental Training School

262 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School

263 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chongqing New Oriental Training School

264 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Chengdu New Oriental School

265 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

266 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changsha Furong District New Oriental Training School

267 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Taiyuan New Oriental Training School

268 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jinan New Oriental School

269 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun New Oriental Training School

270 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

271 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Zhengzhou New Oriental Training School

272 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Suzhou New Oriental School

273 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shijiazhuang New Oriental School

274 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

275 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School

276 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Yunnan New Oriental Training School

277 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

278 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Dalian New Oriental Training School

279 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Ningbo New Oriental School

280 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

281 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

282 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Qingdao New Oriental Language Training School Sch-3-14

NO.

Existing Service Agreement

283 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

284 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School

285 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Urumqi New Oriental Training School

286 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shiyan New Oriental Training School

287 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Xiangyang New Oriental Training School

288 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

289 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

290 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

291 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited

292 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

293 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

294 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

295 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

296 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuhan New Oriental Training School

297 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Tianjin New Oriental Training School

298 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

299 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

300 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenzhen New Oriental Training School

301 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School

302 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chongqing New Oriental Training School

303 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Chengdu New Oriental School

304 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

305 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changsha Furong District New Oriental Training School

306 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Taiyuan New Oriental Training School

307 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jinan New Oriental School Sch-3-15

NO.

Existing Service Agreement

308 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun New Oriental Training School

309 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

310 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Zhengzhou New Oriental Training School

311 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Suzhou New Oriental School

312 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shijiazhuang New Oriental School

313 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

314 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School

315 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Yunnan New Oriental Training School

316 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Wuxi New Oriental Advanced Study School

317 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

318 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Dalian New Oriental Training School

319 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Ningbo New Oriental School

320 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

321 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

322 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Qingdao New Oriental Language Training School

323 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

324 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School

325 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Urumqi New Oriental Training School

326 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shiyan New Oriental Training School

327 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Xiangyang New Oriental Training School

328 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Luoyang New Oriental School

329 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

330 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

331 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

332 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited Sch-3-16

NO.

Existing Service Agreement

333 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

334 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

335 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

336 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

337 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuhan New Oriental Training School

338 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Tianjin New Oriental Training School

339 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School

340 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

341 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenzhen New Oriental Training School

342 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School

343 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chongqing New Oriental Training School

344 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Chengdu New Oriental School

345 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

346 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changsha Furong District New Oriental Training School

347 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Taiyuan New Oriental Training School

348 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jinan New Oriental School

349 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun New Oriental Training School

350 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

351 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Zhengzhou New Oriental Training School

352 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Suzhou New Oriental School

353 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shijiazhuang New Oriental School

354 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

355 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School

356 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Yunnan New Oriental Training School Sch-3-17

NO.

Existing Service Agreement

357 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Wuxi New Oriental Advanced Study School

358 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

359 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Dalian New Oriental Training School

360 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Ningbo New Oriental School

361 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

362 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

363 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Qingdao New Oriental Language Training School

364 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

365 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School

366 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Urumqi New Oriental Training School

367 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shiyan New Oriental Training School

368 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Xiangyang New Oriental Training School

369 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Luoyang New Oriental School

370 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

371 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

372 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

373 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited

374 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

375 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Haizhu District Privately-Funded New Oriental Training School

376 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou Fanyu Privately-Funded New Oriental Education Training Center

377 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Guangzhou New Oriental Training School (Yuexiu District)

378 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuhan New Oriental Training School

379 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Tianjin New Oriental Training School

380 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xi’an Yanta District New Oriental Training School Sch-3-18

NO.

Existing Service Agreement

381 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanjing Gulou New Oriental Advanced Study School

382 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenzhen New Oriental Training School

383 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shenyang New Oriental Foreign Language Training School

384 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chongqing New Oriental Training School

385 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Chengdu New Oriental School

386 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Harbin Nangang District New Oriental Training School

387 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changsha Furong District New Oriental Training School

388 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Taiyuan New Oriental Training School

389 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jinan New Oriental School

390 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun New Oriental Training School

391 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hangzhou New Oriental Advanced Study School

392 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Zhengzhou New Oriental Training School

393 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Suzhou New Oriental School

394 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shijiazhuang New Oriental School

395 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Hefei New Oriental Foreign Language Training School

396 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Fuzhou Gulou District New Oriental Training School

397 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Yunnan New Oriental Training School

398 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanchang Donghu District New Oriental Language School

399 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Dalian New Oriental Training School

400 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Ningbo New Oriental School

401 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Lanzhou Chengguan District New Oriental School

402 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiamen Siming District New Oriental Education Training School

403 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Qingdao New Oriental Language Training School

404 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Changchun Tongwen Gaokao Training School

405 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Jilin Chuanying District New Oriental Training School Sch-3-19

NO.

Existing Service Agreement

406 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School

407 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Urumqi New Oriental Training School

408 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shiyan New Oriental Training School

409 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Xiangyang New Oriental Training School

410 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Luoyang New Oriental School

411 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Wuxi New Oriental Advanced Study School

412 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Cultural Communications Co., Ltd.

413 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.

414 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Beijing New Oriental Vision Overseas Consultancy Co., Ltd.

415 Software Sales Agreement between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Vision Overseas Service Company Limited

416 Software Sales Agreement between Beijing Hewstone Technology Co., Ltd. and Nanning New Oriental Education Training School

417 Software Sales Agreement between Beijing Pioneer Technology Co., Ltd. and Nanning New Oriental Education Training School

418 Software Sales Agreement between Shanghai Smart Words Software Technology Co., Ltd. and Nanning New Oriental Education Training School

419 Software Sales Agreement between Beijing Smart Wood Software Technology Co., Ltd. and Nanning New Oriental Education Training School

420 Software Sales Agreement between Beijing Joy Tend Technology Co., Ltd. and Nanning New Oriental Education Training School

421 Software Sales Agreement between Beijing Top Technology Co., Ltd. and Nanning New Oriental Education Training School

422 Software Sales Agreement between Beijing Magnificence Technology Co., Ltd. and Nanning New Oriental Education Training School

423 Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Shanghai Yangpu District New Oriental Advanced Study School

424 Deep Research and Development Service Agreement – Interactive Test Paper Evaluation Platform between Beijing Shenghe Software Technology Co., Ltd. and Nanning New Oriental Education Training School Sch-3-20

SCHEDULE 4

4

JOINDER AGREEMENT TO THE MASTER EXCLUSIVE SERVICE AGREEMENT

2014 9 19 12.1 This Joinder Agreement (this “Joinder Agreement”) is made as of             , 20            by the undersigned (the “Joining Party”) in accordance with the Section 12.1 of the Master Exclusive Service Agreement dated September 19, 2014 (as amended, amended and restated or otherwise modified from time to time, collectively, the “Master Exclusive Service Agreement”) by and between Beijing Pioneer Technology Co., Ltd. and Beijing New Oriental Education & Technology (Group) Co., Ltd. (“New Oriental China”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Master Exclusive Service Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by executing this Joinder Agreement, the Joining Party shall be deemed to be a party to the Master Exclusive Service Agreement as of the date hereof and shall have all of the rights and obligations of a New Oriental China school or subsidiary under the Master Exclusive Service Agreement as if it had executed the Master Exclusive Service Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Master Exclusive Service Agreement. The Joining Party further authorizes New Oriental China, acting in its sole discretion and on behalf of the Joining Party, to enter into any amendments or supplemental agreements to the Master Exclusive Service Agreement as New Oriental China shall deem necessary or desirable, and agrees to be bound by such amendments or supplemental agreements.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

[] [NAME OF JOINING PARTY] Sch-4-1

            Name: Title:

Sch-4-2